                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 15, 1998
                                                          -------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


    Delaware                        1-7182                     13-2740599
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(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


World Financial Center, North Tower, New York, New York          10281-1220
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:           (212) 449-1000
                                                              --------------

--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)
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Item 5.  Other Events
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     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-42859 and 333-44173) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering the registration of the Trust Originated Preferred Securities of Merrill Lynch Preferred Capital Trust IV, the Partnership Preferred Securities of Merrill Lynch Preferred Funding IV, L.P. and the guarantees of ML & Co. with respect to the Trust Preferred Securities, the Partnership Preferred Securities and certain debentures of its wholly owned subsidiaries. The exhibit consists of, among other things, the consent to the inclusion and/or incorporation by reference in the Registration Statement of the reports of the independent auditors of ML & Co. as well as the consent of the independent auditors of Merrill Lynch Preferred Capital Trust IV and Merrill Lynch Preferred IV, L.P. to the incorporation by reference and inclusion of their reports in the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  -------------------------------------------------------------------

                                    EXHIBITS

  (23)     Consent of Deloitte & Touche L.L.P.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                             MERRILL LYNCH & CO., INC.
                                             --------------------------
                                                    (Registrant)

                                             By:  /s/ Andrea L. Dulberg
                                                 ----------------------
                                                    Andrea L. Dulberg
                                                       Secretary

Date:  June 15, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           MERRILL LYNCH & CO., INC.

                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED JUNE 15, 1998

                                                COMMISSION FILE NUMBER 1-7182
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                                 EXHIBIT INDEX

Exhibit No.   Description                                                Page
-----------   -----------                                                ----

(23)          Consent of Deloitte & Touche L.L.P.